MFS(R) GLOBAL TELECOMMUNICATIONS FUND

                      Supplement to the Current Prospectus

Pending the reorganization of the MFS Global Telecommunication Fund into the MFS Technology Fund, shares of the MFS Global Telecommunications Fund are no longer available for sale and exchanges into the MFS Global Telecommunications Fund are no longer permitted.

                  The Date of this Supplement is July 29, 2003.